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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  DECEMBER 1, 1998



                       Complete Wellness Centers, Inc.
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           (Exact Name of Registrant as specified in its Charter)

Delaware                              0-22115                 52-1910135
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(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
or corporation)                                            Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                 20001
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (202) 639-9700
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         (Former name or former address, if changed since last report)



Item 5.  OTHER EVENTS

On October 19, 1998, the Company executed the Third Supplement to the Investment Agreement with Wexford Spectrum Investors LLC and Imprimis Investors LLC (together the "Investors") in order to permit the Company to meet its working capital obligations and to acquire additional facilities. The Company sold to the Investors $475,000 in aggregate principal amount of Senior Secured Floating Rate Bridge Notes due February 1, 1999. Of the $475,000 in aggregate principal amount of the Notes, $350,000 represents term loans being made on the date above to the Company by the Investors and $125,000 represents revolving loans which may be made by the Investors to the Company pursuant to their respective revolving loan commitments.

Exhibit I. Third Supplement to the Investment Agreement

Exhibit II. Pledge and Security Agreement

Exhibit III. Imprimis Promissory Note

Exhibit IV. Wexford Promissory Note
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereto duly authorized. Date: December 1, 1998.

                                             Complete Wellness Centers, Inc.

                                             By: /s/ E. EUGENE SHARER
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                                                     E. Eugene Sharer,
                                                     Vice Chairman